UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Trio Petroleum Corp

(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, Suite 304

Malibu, CA 90265

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 9, 2026, Trio Petroleum Corp, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “January 9th 8-K”) with the Securities and Exchange Commission (the “Commission”) reporting that it had entered into an At Market Issuance Sales Agreement (the “ATM Agreement”) with Ladenburg Thalmann & Co. Inc. as agent (the “Sales Agent”) pursuant to which the Company may issue and sell shares of its common stock, $0.0001 par value per share (“Common Stock”), from time to time through the Sales Agent (the “Offering”). On January 9, 2026, the Company also filed a prospectus supplement with the Commission covering the sale of shares of Common Stock having an aggregate offering price of up to $3,600,000, in connection with the Offering (the “Prospectus Supplement”), along with the base prospectus (the “Base Prospectus”), under its existing Registration Statement on Form S-3 (File No 333-281813), which became effective on September 10, 2024 (the “Registration Statement”).

On March 3, 2026, the Company filed Amendment No. 1 to the Prospectus Supplement (“Amendment No. 1”) amending and supplementing the Prospectus Supplement to update the amount of shares eligible for sale under General Instruction I.B.6 of Form S-3 (“Instruction I.B.6.). Following the filing of Amendment No. 1, the aggregate amount of shares that were available for sale was $3,292,000. The maximum aggregate offering amount was $6,892,000, which included shares of Common Stock having an aggregate sales price of $3,599,885 (7,344,372 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement.

On March 4, 2026, the Company filed Amendment No. 2 to the Prospectus Supplement (“Amendment No. 2”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 2, the aggregate amount of shares that were available for sale was $6,485,000. The maximum aggregate offering amount was $13,377,000, which included shares of Common Stock having an aggregate sales price of $6,891,859 (9,254,648 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On March 5, 2026, the Company filed Amendment No. 3 to the Prospectus Supplement (“Amendment No. 3”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 3, the aggregate amount of shares that were available for sale was $4,000,000. The maximum aggregate offering amount was $17,377,000, which included shares of Common Stock having an aggregate sales price of $13,376,774 (15,348,345 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On March 10, 2026, the Company filed Amendment No. 4 to the Prospectus Supplement (“Amendment No. 4”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 4, the aggregate amount of shares that were available for sale was $1,641,000. The maximum aggregate offering amount was $19,018,000, which included shares of Common Stock having an aggregate sales price of $17,375,884 (18,139,045 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On March 30, 2026, the Company filed Amendment No. 5 to the Prospectus Supplement (“Amendment No. 5”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 5, the aggregate amount of shares that were available for sale was $1,010,000. The maximum aggregate offering amount was $20,028,000, which includes shares of Common Stock having an aggregate sales price of $19,016,726 (19,202,455 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On April 6, 2026, the Company filed Amendment No. 6 to the Prospectus Supplement (“Amendment No. 6”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 6, the aggregate amount of shares that were available for sale was $945,000. The maximum aggregate offering amount was $20,973,000, which includes shares of Common Stock having an aggregate sales price of $20,027,510 (20,651,554 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On April 7, 2026, the Company filed Amendment No. 7 to the Prospectus Supplement (“Amendment No. 7”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 7, the aggregate amount of shares that were available for sale was $893,000. The maximum aggregate offering amount was $21,866,000, which includes shares of Common Stock having an aggregate sales price of $20,972,479 (22,025,654 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On April 8, 2026, the Company filed Amendment No. 8 to the Prospectus Supplement (“Amendment No. 8”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 8, the aggregate amount of shares that were available for sale was $1,060,000. The maximum aggregate offering amount was $22,926,000, which includes shares of Common Stock having an aggregate sales price of $21,865,453 (23,631,319 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

On April 10, 2026, the Company filed Amendment No. 9 to the Prospectus Supplement (“Amendment No. 9”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale under General Instruction I.B.6. Following the filing of Amendment No. 9, the aggregate amount of shares that were available for sale was $1,282,000. The maximum aggregate offering amount was $24,208,000, which includes shares of Common Stock having an aggregate sales price of $22,925,309 (25,603,230 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

As of April 14, 2026, the aggregate market value of the Company’s outstanding shares of Common Stock held by non-affiliates, also known as the Company’s public float, was approximately $77,370,054, based on 39,676,951 shares of outstanding Common Stock held by non-affiliates as of April 14, 2026 and a price of $1.95 per share, the closing price of the Common Stock on March 3, 2026, which was within 60 days of April 14, 2026. Therefore, since the Company’s public float was above $75.0 million on April 14, 2026, the Company is no longer subject to the sales limitations of General Instruction I.B.6 of Form S-3.

On May 6, 2026, the Company filed Amendment No. 10 to the Prospectus Supplement (“Amendment No. 10”) further amending and supplementing the Prospectus Supplement, as amended, to further update the amount of shares eligible for sale and to indicate that the Company is no longer subject to the sales limitations of General Instruction I.B.6 of Form S-3. Following the filing of Amendment No. 10, the aggregate amount of shares that are available for sale is $65,000,000 (the “Placement Shares”). The maximum aggregate offering amount was $89,208,000, which includes the shares of Common Stock having an aggregate sales price of $24,207,305 (28,013,007 shares of Common Stock) that were previously sold pursuant to the Prospectus Supplement, as amended.

All other terms of the Offering and the ATM Agreement are described in the January 9th 8-K and the ATM Agreement, which is filed as Exhibit 10.1 to the January 9th 8-K.

The legal opinion of Ellenoff Grossman & Schole LLP, counsel to the Company, relating to the Placement Shares being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Ellenoff Grossman & Schole LLP
10.1*	At Market Issuance Sales Agreement, dated January 9, 2026, between the Trio Petroleum Corp and Ladenburg Thalmann Co. Inc.
23.1	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the XBRL document)

* Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed with the Commission on January 9, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2026

Trio Petroleum Corp.

By:	/s/ Robin Ross
Name:	Robin Ross
Title:	Chief Executive Officer